Other expense (Tables)	12 Months Ended
Dec. 31, 2020
Other expense
Schedule of other expense

Other expense consist of the following:

	Year ended
	December 31,
	2020	2019
Gain (loss) on disposal of assets (Note 9)	$3,288	$(177)
Restructuring charges	—	(2,323)
Loss on termination of purchase agreement	—	(1,319)
Impairment of intangible assets (Note 10)	(23,659)	—
Gain on non-substantial debt modification (Note 11)	2,269	—
Other income	1,419	562
Total other expense, net	$(16,683)	$(3,257)